[GOLDEN BEAR LOGO]
                                                   June 15, 1998

Golden Bear Golf Centers, Inc.
11780 U.S. Highway #1, Suite 400
North Palm Beach, Florida  33408

Orient Associates International, Inc.
538 Broadhollow Road
Melville, New York  11747

       Re:   VISA Preference Program for Golden Bear Golf Centers
             ----------------------------------------------------

Gentlemen:

     This letter will set forth the agreements and understandings between Golden Bear Golf, Inc. ("GB Golf"), Golden Bear Golf Centers, Inc. ("GBGC") and Orient Associates, Inc. ("OAI") regarding the continuation of a payment card preference program presently in operation at the fourteen (14) golf teaching and practice facilities operated by GBGC in the United States (the "Company Centers") and the implementation of such program at an additional seven (7) golf teaching and practice facilities operated by OAI under license from GBGC (the "Licensed Centers") (collectively, the "Golf Centers"), as follows:

     1. Pursuant to a Strategic Marketing Alliance Agreement dated as of June 23, 1997 (the "VISA Agreement"), GB Golf agreed with VISA U.S.A., Inc. ("VUSA"), among other things, to institute a program to prefer and promote consumer payment products offered by VUSA's member financial institutions under trademarks owned and licensed by VUSA (the "VISA Marks"). As part of the VISA Agreement, GB Golf agreed to cause GBGC, as its wholly owned subsidiary: (i) to continue in force a policy of not accepting American Express(R) products as a form of payment at the Company Centers, and (ii) to cooperate in cross-promotional opportunities developed by GB Golf utilizing the Golden Bear Golf Centers(R) trademarks which are licensed to GBGC by GB Golf (the "Centers Trademarks"), and (iii) to implement certain affirmative customer service and point of sale promotional activities designed to encourage use of VISA(R) payment products at the Company Centers, as more particularly described below. GB Golf also agreed to make good faith efforts to extend the preference and promotional programs to licensees of GBGC, including, without limitation, OAI. The purpose of this Agreement is to confirm the current agreements and arrangements between GB Golf and GBGC in a written agreement, to assure that the activities currently being conducted in connection with the Company Centers are continued as required under the VISA Agreement for the balance of its term, and to extend such programs to the Licensed Centers under the terms set forth herein.

     2. GBGC and OAI acknowledge that GB Golf, as the licensor of the Centers Trademarks to GBGC, has granted VUSA the right to utilize the following slogans (the "Designations") to promote the preference programs identified below and the marketing alliance relationship between VUSA and the Golf Centers: (i) "[VISA Mark], Official Sponsor of Golden

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Golden Bear Golf Centers, Inc.
Orient Associates, Inc.
June 15, 1998
Page 2

Bear Golf Centers", (ii) "[VISA Mark], Official [Credit Card/Payment Card] Sponsor of Golden Bear Golf Centers", (iii) "[VISA Mark], Official [Credit Card/Payment Card] of Golden Bear Golf Centers", (iv) "[VISA Mark], the Preferred [Credit Card/Payment Card] of Golden Bear Golf Centers", and (v) "Golden Bear Golf Centers Prefers [VISA Mark]". GBGC and OAI agree that, during the term of this letter agreement, neither of them will enter into any agreement, commitment, understanding or relationship with any third party as to the Golf Centers which would create a marketing or sponsorship relationship contrary to any of the Designations or otherwise permit any party (a "VISA Competitor") which markets a consumer payment system (i.e., credit card, debit card, check card or prepaid stored value card) in competition with VUSA or its member institutions to associate such system with any part of the Centers Trademarks, except for such incidental associations which do not diminish the exclusive marketing relationship with VUSA as may be approved in writing by GB Golf in advance of their first public use.

     3. In support of the Designations, GBGC agrees that it will continue to perform the following activities in connection with its operation of the Company Centers during the term of this Agreement, and OAI agrees to implement such programs at all of the Licensed Centers within thirty (30) days after the effective date of this Agreement and continue them during the term of this
Agreement:

     (a) GBGC and OAI will give prominent display at all Golf Centers locations to point-of-purchase signage developed and produced by VUSA or its affiliates which announces the Designation and contains such other text and artwork to promote the preferential acceptance of VISA Products as may be created by VUSA and approved by GB Golf in writing prior to production.

     (b) GBGC and OAI will display the VISA(R) name and logo, acceptance notice and signage featuring the "preferred" Designations at the point-of-sale terminals or payment registers at all Golf Center locations where credit/debit card payments are received, and refrain from displaying any logo or acceptance notice at such points of sale for any consumer payment system of a VISA Competitor.

     (c) All customer service staff at the Golf Centers will be trained by GBGC and OAI to prompt charge customers for payment using VISA(R) cards, and not to suggest to any customer of the Golf Centers payment by any other form of consumer payment system for non-cash transactions. GBGC and OAI will continue to supervise all Golf Centers staff to assure that such prompting is continued throughout the term of this Agreement.

     (d) GBGC's marketing personnel will continue to work with GB Golf, as licensor of the Centers Trademarks, and marketing representatives of VUSA to develop suitable advertising and promotional materials incorporating the Centers Trademarks, which materials will be utilized by VUSA to promote its preferred relationship with the Golf Centers and the Designations to consumers and VUSA's member financial institutions.

     4. In addition to those affirmative actions required by Section 3, above, GBGC and OAI agree to continue in force throughout the term of this Agreement their business policy of refusing to accept American Express products as a form of payment at the Golf Centers, and

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Golden Bear Golf Centers, Inc.
Orient Associates, Inc.
June 15, 1998
Page 3

making no affirmative statements in advertising and/or signage indicating the acceptance of any consumer payment system at the Golf Centers other than those marketed by VUSA. During the term of this Agreement, GBGC and OAI agree to make no reference to any VISA Competitor or other form of consumer payment system in any collateral advertising or promotional materials developed for the Golf Centers, except for such incidental references which do not diminish the exclusive marketing relationship with VUSA as may be approved in writing by GB Golf in advance of their first public use. Neither GBGC nor OAI will otherwise authorize any VISA Competitor to advertise the acceptance of other forms of payment by the Golf Centers as a chain or any of the individual Golf Centers.

     5. GBGC agrees to continue to honor those promotional offers and discounts for VISA(R) cardholders which have been established by GBGC and GB Golf under the Marketing Agreement prior to the date of this Agreement, as more particularly identified in Schedule "1" annexed hereto. During the term of this Agreement, GBGC and OAI agree to assist GB Golf in the development of other special promotional offers and/or discounts from time to time to be offered to VUSA under the Marketing Agreement, and if approved, provided to VISA(R) cardholders generally who patronize the Golf Centers. Upon acceptance of any such programs by GB Golf and VISA, GBGC and OAI will thereafter work with GB Golf and VISA to announce and advertise the availability of such promotional programs, and GBGC and OAI will provide the merchandise and services necessary to fulfill such program at the Golf Centers in accordance with its advertised terms.

     6. This Agreement shall become effective at the closing of that certain Stock Purchase Agreement between GB Golf and Family Golf Centers, Inc. ("FGC") dated June , 1998, whereby FGC is to acquire all of the capital stock of GBGC and the right to operate the Company Centers. In the event such Stock Purchase Agreement is terminated prior to the closing of such acquisition, this Agreement will terminate automatically without prejudice to the continuation of any of the agreements set forth herein between GB Golf and GBGC. The term of this Agreement shall continue through November 30, 2002, unless earlier terminated as provided herein. This Agreement shall terminate automatically upon the voluntary or involuntary termination of VUSA's rights to continue the preference programs required under this Agreement under the Marketing Agreement, and GB Golf agrees to provide GBGC and OAI with prompt written notice in the event of any such termination prior to the expiration date of this Agreement. This Agreement may also be terminated at the option of GBGC and OAI, upon written notice to GB Golf, in the event of a termination by GB Golf's designated sublicensor of the rights of GBGC and OAI to utilize the Centers Trademarks to identify, operate, advertise and promote the Golf Centers under that certain Sublicense Agreement between such parties, which is to become effective upon the closing of the above referenced acquisition.

     7. Notwithstanding any prior intercompany allocations made by GB Golf for financial statement or tax purposes, GBGC and OAI acknowledge that GB Golf shall be entitled to retain all payments made by VUSA under the Marketing Agreement during the term of this Agreement for its own account. GBGC and OAI have agreed to perform those activities and negative covenants with respect to the Golf Centers as required under this Agreement in consideration of

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Golden Bear Golf Centers, Inc.
Orient Associates, Inc.
june 15, 1998
page 4

the promotional benefits of the association between the Centers Trademarks the VISA Marks and the opportunity to participate in promotional programs with VUSA which will increase consumer awareness of the Golf Centers. Although GB Golf will act in good faith to present under the Marketing Agreement and provide marketing support for any advertising or promotional activities involving the VISA Marks which are proposed by GBGC and OAI, the parties acknowledge that the acceptance and implementation of such activities is beyond the control of GB Golf. For that reason, GBGC and OAI agree that GB Golf shall be deemed to have fulfilled its obligations under this Agreement by presenting and supporting any such proposals in good faith if, as and when made, regardless of the actions taken by VUSA with respect to any such proposals.

     If the foregoing accurately sets forth the terms of our Agreement, please have a counterpart of this letter signed by an authorized officer of GBGC and OAI and return it to indicate your acceptance of the above terms. I have enclosed additional counterparts signed by me on behalf of GB Golf to be countersigned and placed in your files.

                                                  Very truly yours,
ACCEPTED AND AGREED TO:

GOLDEN BEAR GOLF CENTERS, INC.
                                                  Thomas P. Hislop


By:
   -------------------------------
     Name:
     Title:
     Its Authorized Officer

ORIENT ASSOCIATES INTERNATIONAL, INC.



By:
   -------------------------------
     Name:
     Title:
     Its Authorized Officer